UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 6, 2009
ConAgra Foods, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-7275 (Commission File Number)	47-0248710 (IRS Employer Identification No.)

One ConAgra Drive Omaha, NE (Address of Principal Executive Offices)	68102 (Zip Code)
Registrant’s Telephone Number, Including Area Code (402) 595-4000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1

Item 8.01. Other Events.
     ConAgra Foods, Inc. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-155665):
1.	Underwriting Agreement, dated as of April 6, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

2.	Opinion of Jones Day.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of April 6, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONAGRA FOODS, INC.
Date: April 7, 2009	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of April 6, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).